UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

COLE CREDIT PROPERTY TRUST IV, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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COLE CREDIT PROPERTY TRUST IV, INC.
2325 East Camelback Road, Suite 1100
Phoenix, Arizona 85016
April 13, 2016
Dear Stockholder:
You are cordially invited to attend our 2016 Annual Meeting of Stockholders to be held on Thursday, June 16, 2016, at 9:00 a.m. local time at our offices located at 2325 E. Camelback Road, Phoenix, Arizona 85016.
The matters expected to be acted upon at the meeting are described in the following Notice of 2016 Annual Meeting of Stockholders and Proxy Statement, and include the election of five directors and the ratification of the appointment of our independent registered public accounting firm.
Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Cole Credit Property Trust IV, Inc. and for a discussion of the business to be considered at the meeting.
It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR AUTHORIZE YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Authorizing a proxy to vote your shares does not deprive you of your right to attend the meeting and to vote your shares in person.
We look forward to seeing you at the meeting.

Sincerely,

T. Patrick Duncan
Chairman of the Board

Thomas W. Roberts
Chief Executive Officer and President

COLE CREDIT PROPERTY TRUST IV, INC.
NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2016

To Cole Credit Property Trust IV, Inc. Stockholders:
NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders of Cole Credit Property Trust IV, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Thursday, June 16, 2016, at 9:00 a.m. local time at our offices located at 2325 E. Camelback Road, Phoenix, Arizona 85016. The purpose of the meeting is to consider and vote upon:

1.	The election of five directors to hold office until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	The ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and
3.	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.
The proposals and other related matters are more fully described in the proxy statement accompanying this notice.
Only stockholders of record at the close of business on March 31, 2016 are entitled to receive this notice and to vote at the meeting. We reserve the right, in our sole discretion, to postpone or adjourn the 2016 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting, if necessary.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 16, 2016.
THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.2voteproxy.com/colecapital.
You may obtain directions to attend the 2016 Annual Meeting of Stockholders of the Company by calling 1-866-907-2653.
All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER (A) COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR (B) AUTHORIZE YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors

Phoenix, Arizona April 13, 2016	Michael J. Komenda Secretary
PLEASE VOTE — YOUR VOTE IS IMPORTANT

COLE CREDIT PROPERTY TRUST IV, INC.
2325 East Camelback Road, Suite 1100
Phoenix, Arizona 85016
PROXY STATEMENT
QUESTIONS AND ANSWERS
We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2016 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:	Why did you send me this proxy statement?

A:
Our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2016 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement, the proxy card and our 2015 annual report to stockholders are being mailed to you on or about April 13, 2016.

Q:	What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to either our chief financial officer and treasurer or our secretary to vote your shares of common stock at the annual meeting as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote FOR all of the director nominees and FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. With respect to any other proposals to be properly presented at the meeting for voting, your shares will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of one or both of the proxies. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible, whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Thursday, June 16, 2016, at 9:00 a.m. local time at our offices located at 2325 E. Camelback Road, Phoenix, Arizona 85016.

Q:	How many shares of common stock can vote?

A:
As of the close of business on the record date of March 31, 2016, there were 312,067,172 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on March 31, 2016 is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes.

Q:	What is a “quorum”?

A:
A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of the outstanding shares entitled to vote. There must be a quorum present in order for business to be transacted at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q:	What may I vote on?

A:
You may vote on (i) the election of nominees to serve on our board of directors; (ii) the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and (iii) any other proposal properly presented for a vote at the annual meeting.

Q:	How does the board of directors recommend I vote on the proposals?

A:
The board of directors recommends a vote “FOR” all of the nominees for election as director who are named as such in this proxy statement and “FOR” ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on March 31, 2016, the record date, is entitled to vote at the annual meeting.

Q:	How do I vote?

A:
You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may authorize their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instructions on the enclosed proxy card. Stockholders with Internet access may authorize a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet proxy authorization procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you also may vote in person, and any previous proxies that you authorized will be superseded by the vote that you cast at the annual meeting. You may also attend the annual meeting without revoking any previously authorized proxy. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted (i) FOR all of the nominees for director; (ii) FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and (iii) with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxies.

Q:	What vote is required to approve each proposal?

A:
The affirmative vote of a majority of the shares of our common stock present in person or by proxy at the annual meeting at which a quorum is present is required for the election of each director nominee. Abstentions and broker non-votes will have the same effect as votes cast against each director nominee.

The affirmative vote of a majority of the votes cast at the annual meeting at which a quorum is present is required for ratifying the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Q:	Will my vote make a difference?

A:
Yes. Your vote is very important to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES. Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.

Q:	What if I return my proxy card and then change my mind?

A:	You have the right to revoke your proxy at any time before the vote by:

(1)	notifying Michael J. Komenda, our secretary, in writing at our offices located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016;

(2)	attending the meeting and voting in person; or

(3)
returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:	How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the annual meeting other than the election of directors and the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, if any other business is properly presented at the annual meeting, your proxy gives authority to either official designated proxy to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	Who pays the cost of this proxy solicitation?

A:
The Company will pay all the costs of soliciting these proxies. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, our directors and officers, and employees of our sponsor, Cole Capital®, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers or to employees of Cole Capital for such services. We have retained Boston Financial Data Services, Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of such services to the Company to be approximately $115,000.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:
While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would call us toll free at 1-866-907-2653 to let us know that you will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Whom should I call if I have any questions?

A:	If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:
Boston Financial Data Services, Inc.
P.O. Box 55909
Boston, Massachusetts 02205-5909
Call toll free: 1-888-409-4185

PROPOSAL 1
ELECTION OF DIRECTORS
In March 2016, our board of directors voted to increase the size of our board from three to five directors. At the annual meeting, you and the other stockholders will vote on the election of all five members of our board of directors. Those persons elected will serve as directors until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for election as directors:
•Thomas W. Roberts
•T. Patrick Duncan
•Alicia K. Harrison
•Lawrence S. Jones
•Glenn J. Rufrano
Messrs. Roberts, Jones and Duncan are all currently members of our board of directors. Mr. Rufrano and Ms. Harrison have been nominated by the board of directors to fill the two vacancies created by the recent expansion of the size of our board to five directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to his or her election as a director, except that such nominees have agreed to serve as our directors if elected.
If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for election, the board may designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting for the original nominee will be cast for the substituted nominee.
Vote Required; Recommendation
The vote of holders of a majority of all shares entitled to vote who are present in person or by proxy at a meeting of stockholders duly called at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR” a nominee will be considered a vote in favor of such nominee for election or re-election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “AGAINST” a nominee will be considered a vote against such nominee for election or re-election as director.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS

INFORMATION ABOUT DIRECTORS AND OFFICERS
Board of Directors
In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors.
Board Membership Criteria and Selection of Directors
The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.
The board of directors is responsible for selecting its nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.
In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. We have not employed and do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
In considering possible candidates for election as a director, the board of directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our board of directors may also consider an assessment of its diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.
Director Nominees
Our board of directors has nominated each of the following individuals for election as a director to serve until our 2017 Annual Meeting of Stockholders and until his or her successor is elected and qualifies. Messrs. Roberts, Duncan and Jones are currently directors of the Company, with Messrs. Duncan and Jones serving as independent directors.

Name	Age	Position(s)
Thomas W. Roberts	57	Chief Executive Officer and President and Director
T. Patrick Duncan	67	Non-Executive Chairman of the Board of Directors (Independent Director)
Alicia K. Harrison	56	Independent Director Nominee
Lawrence S. Jones	69	Independent Director
Glenn J. Rufrano	66	Director Nominee
Thomas W. Roberts has served as our chief executive officer and president and one of our directors since December 2014. He also served as chairman of our board of directors from December 2014 until November 2015. He has served as chief executive officer and president of Cole REIT Advisors IV, LLC (“CCPT IV Advisors”), our advisor, since December 2014 and previously served as executive vice president and head of real estate investments of CCPT IV Advisors from January 2013 until December 2014 and as executive vice president and managing director of real estate from July 2010 until January 2013. In addition, Mr. Roberts serves or served in the following positions for certain affiliates of Cole Capital:

Entity	Position(s)	Dates
Cole REIT Advisors, LLC (“CCPT I Advisors”), Cole REIT Advisors III, LLC (“CCPT III Advisors”), Cole Capital Partners, LLC (“Cole Capital Partners”), Cole Capital Advisors, Inc. (“Cole Capital Advisors”)
	Executive vice president and chief investment officer	October 2015 — Present
	Executive vice president, real estate	June 2015 — October 2015
	Executive vice president and head of real estate investments	January 2013 — June 2015
	Executive vice president and managing director of real estate	September 2009 — January 2013
Cole Corporate Income Advisors, LLC (“CCIT Advisors”)	Executive vice president and chief investment officer	October 2015 — Present
	Executive vice president, real estate	June 2015 — October 2015
	Executive vice president and head of real estate investments	January 2013 — June 2015
	Executive vice president and managing director of real estate	April 2010 — January 2013
Cole REIT Advisors II, LLC (“CCPT II Advisors”)	Executive vice president and head of real estate investments	January 2013 — Present
	Executive vice president and managing director of real estate	September 2009 — January 2013
Cole Corporate Income Advisors II, LLC (“CCIT II Advisors”)	Executive vice president and head of real estate investments	February 2013 — Present
Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC (“Cole Income NAV Strategy Advisors”)	Executive vice president and chief investment officer	October 2015 — Present
	Executive vice president, real estate	June 2015 — October 2015
	Executive vice president and head of real estate investments	January 2013 — June 2015
	Executive vice president and managing director of real estate	January 2012 — January 2013
Cole REIT Advisors V, LLC (“CCPT V Advisors”)	Executive vice president and chief investment officer	October 2015 — Present
	Executive vice president, real estate	June 2015 — October 2015
	Executive vice president and head of real estate investments	December 2012 — June 2015
Cole Realty Advisors, Inc.	Executive vice president and head of real estate investments	June 2013 — December 2013
	President	September 2009 — June 2013

 Mr. Roberts also serves as executive vice president and chief investment officer for VEREIT, Inc. (“VEREIT”), a publicly traded full-service real estate operating company (NYSE: VER) and the indirect parent of our sponsor, advisor, dealer manager and property manager. During his tenure, Mr. Roberts has overseen more than $20 billion of real estate transactions, including more than $10 billion of single-tenant retail, $5 billion of office and industrial and more than $5 billion of multi-tenant retail. Prior to joining Cole Capital and its affiliates, Mr. Roberts served as president and chief executive officer of Opus West Corporation (“Opus”), a Phoenix-based real estate developer, from March 1993 until May 2009. In July 2009, Opus filed for Chapter 11 bankruptcy protection.  Mr. Roberts also worked as vice president, real estate development for the Koll Company from 1986 until 1990. Mr. Roberts received a B.S. from Arizona State University. Mr. Roberts has been active in many professional and community organizations including the Greater Phoenix Economic Council, International Council of Shopping Centers, National Association of Industrial and Office and Properties, Young Presidents Organization, Urban Land Institute, Phoenix Boys and Girls Club, and Xavier College Preparatory Board of Trustees. Mr. Roberts was selected to serve as a director because of his extensive real estate and acquisitions experience and portfolio management expertise, all of which are expected to bring valuable insight to the board of directors.
T. Patrick Duncan has served as an independent director since September 2015 and as the non-executive chairman of the board of directors since November 2015. Mr. Duncan also served as a member of the board of directors of Cole Real Estate Income Strategy (Daily NAV), Inc. (“Cole Income NAV Strategy”) from August 2013 until September 2015. For 27 years, Mr. Duncan served in various roles at USAA Real Estate Company, a private real estate investment company, most recently as its chief executive officer from January 2005 until he retired in May 2013. Mr. Duncan also served as vice chairman of the board of directors of USAA Real Estate Company and as a director of United Lender Services, a USAA company, from his retirement in May 2013 until December 2015. Prior to serving as chief executive officer, Mr. Duncan held the position of senior vice president, real estate operations with USAA Real Estate, with responsibilities that included the direction of all acquisitions, sales, co-investments, build-to-suits, land development capital markets, management and leasing of real estate. Before joining USAA Real Estate in 1986, Mr. Duncan was with Trammell Crow Company in Dallas, Texas with responsibilities as a financial partner of the firm and prior to that, Mr. Duncan was a manager with Deloitte & Touche. Mr. Duncan previously served on the boards of Meridian Industrial Trust, a former New York Stock Exchange-listed REIT, from 1994 to 1998, American Industrial Properties REIT, a former New York Stock Exchange-listed REIT, from 1996 to 2001, and Square Mile Capital Management, LLC, a diversified real estate investment firm, from 2012 to 2014. Mr. Duncan currently serves on the board of the Texas Research and Technology Foundation. Mr. Duncan received a degree from the University of Arizona and is a Certified Public Accountant, Certified Commercial Investment Member, and holds a Texas Real Estate Broker’s License. Mr. Duncan was selected to serve as a director because of his extensive experience as a real estate industry executive with executive investment, capital markets and financial expertise, all of which are expected to bring valuable insight to the board of directors.
Alicia K. Harrison was nominated for our 2016 Annual Meeting of Stockholders director slate in March 2016. Ms. Harrison worked for Wells Fargo & Company and its predecessor banks from 1986 until 2012, when she retired as executive vice president in Commercial Banking.  Her responsibilities at Wells Fargo included positions as area manager and group head for Southwest Regional Commercial Banking Office, manager of the Real Estate Department and integration team member for the Government and Institutional Banking Group, integrating the employees and clients of Wachovia Corporation following its acquisition by Wells Fargo in 2008.  Prior to joining Wells Fargo, Ms. Harrison began her banking career in Houston with a predecessor bank of JPMorgan Chase &. Co. (MBank) as a banker in the Energy Division after completing the Commercial Training program.  Ms. Harrison has served on the board of directors and the audit and capital committees of Ryan Companies US, Inc., a national commercial real estate development, design and management company, since May 2012.  Ms. Harrison is a Life Member of the Arizona State University Sun Angel Foundation, and previously served as a trustee of the Sun Angel Foundation and on the boards of directors of the Fresh Start Women’s Foundation, the Greater Phoenix Economic Council, the Phoenix Art Museum, the Arizona Chapter of the American Red Cross, the Arizona Business Leadership Association and the Arizona Science Center.  Ms. Harrison received a B.S. degree in Finance from Arizona State University and has completed postgraduate courses with the London School of Economics, City of London University Banking and the University of Southern California’s London Graduate School Program.  We believe Ms. Harrison’s financial services, investment management and real estate experience make her well qualified to serve on our board of directors.
Lawrence S. Jones has served as an independent director and as the chairman of our audit committee since March 2012. Mr. Jones served as the managing director of Encore Enterprises, Inc. – Equity Funds, a real estate development company, from August 2008 to April 2010. Previously, he served as a senior audit partner with PricewaterhouseCoopers LLP from September 1999 to July 2007, where he was the financial services industry leader for the Dallas and Houston markets from September 1999 to July 2006, and the firm’s representative to the

Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) from 1999 to 2007. Prior to joining PricewaterhouseCoopers LLP, Mr. Jones served from March 1998 to June 1999 as executive vice president and treasurer of Wyndham International, Inc., an upscale and luxury hotel operating company. Mr. Jones began his career in 1972 at Coopers & Lybrand, a predecessor of PricewaterhouseCoopers LLP, and served as the partner in charge of Coopers & Lybrand’s national REIT practice from 1992 until March 1998. From July 1982 to June 1984, Mr. Jones served as a professional accounting fellow with the Office of the Chief Accountant of the Securities and Exchange Commission in Washington, D.C. Mr. Jones has previously served as a director of the Dallas Arts District Alliance and is currently a member of the Dallas Park and Recreation Board, the National Association of Corporate Directors, NAREIT, the Urban Land Institute (ULI) and the American Institute of Certified Public Accountants. Mr. Jones is a past-president of the Haas School of Business Alumni Association (University of California at Berkeley). He served as an independent director of Moody National REIT I, Inc. from March 2010 to February 2012. Mr. Jones received a B.A. degree in Economics and Corporate Finance from the University of California at Berkeley and a Master’s Degree in Corporate Finance from the UCLA Anderson School of Management. Mr. Jones was selected to serve as a director of our company because of his extensive experience as a certified public accountant and as a real estate industry executive, with strong leadership, management and technical skills, all of which are expected to bring valuable insight to our board of directors.
Glenn J. Rufrano was nominated for our 2016 Annual Meeting of Stockholders director slate in March 2016. Since April 2015, Mr. Rufrano has served as the chief executive officer and a director of VEREIT. In addition, Mr. Rufrano serves in the following positions for certain other programs sponsored by Cole Capital and certain affiliates of Cole Capital:

Entity	Position(s)	Dates
Cole Credit Property Trust V, Inc. (“CCPT V”); Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”) Cole Real Estate Income Strategy (Daily NAV), Inc. (“Cole Income NAV Strategy”)	Chief executive officer, president and director	June 2015 - Present
CCPT I Advisors; CCPT III Advisors; CCIT Advisors; CCPT V Advisors; Cole Income NAV Strategy Advisors; Cole Capital Advisors	Chief executive officer and president	June 2015 - Present
Mr. Rufrano has served and continues to serve as a director of Ventas, Inc., a publicly traded senior housing and healthcare REIT, since June 2010 and of O’Connor Capital Partners, a privately-owned, independent real estate investment, development and management firm, since October 2013. He served as chairman and chief executive officer of O’Connor Capital Partners from November 2013 through March 2015. He also served as a director for Columbia Property Trust, Inc., a publicly traded commercial real estate REIT, from January 2015 until March 2015. Previously, Mr. Rufrano was president and chief executive officer of Cushman & Wakefield, Inc., a privately-held commercial property and real estate services company, and a member of its board of directors from March 2010 to June 2013. From January 2008 through February 2010, he served as chief executive officer of Centro Properties Group, an Australian-based shopping center company, and, from April 2007 through January 2008, Mr. Rufrano served as chief executive officer of Centro Properties Group U.S. From 2000 until its acquisition by Centro Properties Group in April 2007, he served as chief executive officer and a director of New Plan Excel Realty Trust, a commercial retail REIT. He was also a co-founder of O’Connor Capital Partners. He presently serves on the Board of New York University’s Real Estate Institute. We believe Mr. Rufrano’s extensive real estate and capital markets experience and investment expertise, in addition to his leadership role at VEREIT, make him well qualified to serve on our board of directors.
Board Meetings and Annual Stockholder Meeting
The board of directors held ten meetings during the fiscal year ended December 31, 2015. Each director during the fiscal year ended December 31, 2015 attended all of his board and committee meetings in 2015. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend. All of our directors at the time of our 2015 Annual Meeting of Stockholders attended our 2015 Annual Meeting of Stockholders either in person or by telephone.
Independence
As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. Consistent with our charter and applicable securities and other laws and regulations regarding the definition of “independent,” after review of all relevant transactions or relationships between each director nominee, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Messrs. Jones and Duncan and Ms. Harrison, who would comprise a majority of our board, qualify as independent directors. A copy of our independent director definition, which is contained in our charter and complies with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, is attached hereto at Appendix A. Although our shares are not listed for trading on any national securities exchange, our independent directors also meet the current independence and qualifications requirements of the New York Stock Exchange.
Board Committees
Audit Committee
The board maintains one standing committee, the audit committee, to assist in fulfilling its responsibilities. The audit committee is currently comprised of Mr. Jones (chairman) and Mr. Duncan, both of whom are independent directors. The audit committee reports regularly to the full board. The audit committee meets periodically during the year, usually in conjunction with regular meetings of the board. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our website at https://www.colecapital.com/ccpt_iv_reit_overview_corporate_governance by clicking on “Audit Committee Charter.”
Although our shares are not listed for trading on any national securities exchange, all members of the audit committee meet the current independence and qualifications requirements of the New York Stock Exchange, as well as our charter and applicable rules and regulations of the SEC. While both members of the audit committee have significant financial and/or accounting experience, the board of directors has determined that Mr. Jones satisfies the SEC’s requirements for an “audit committee financial expert” and has designated Mr. Jones as our audit committee financial expert. The audit committee met six times during 2015.
Compensation Committee
Our board of directors believes that it is appropriate for our board not to have a standing compensation committee based upon the fact that our executive officers, including our principal financial officer, and non-independent directors do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers or non-independent directors.
Nominating Committee
We believe that our board of directors is qualified to perform the functions typically delegated to a nominating committee, and that the formation of a separate committee is not necessary at this time. Therefore, all members of our board of directors develop the criteria necessary for prospective members of our board of directors and participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees are to conduct searches and interviews for prospective director candidates, if necessary, review background information for all candidates for the board of directors, including those recommended by stockholders, and formally propose the slate of director nominees for election by the stockholders at the annual meeting.
Communication with Directors
We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairman of the Cole Credit Property Trust IV, Inc. Audit Committee, c/o Corporate Secretary, 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.
The chairman of the audit committee will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he deems appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the chairman of the audit committee to the members of the audit committee for review.

Board Leadership Structure
Our board of directors has the authority to select the leadership structure it considers appropriate, considering many factors including the specific needs of our business and what is in the best interests of our stockholders. In recognition of the time commitments and activities required to function effectively as both the chief executive officer and chairman of the board of directors, our board of directors has separated these roles, with Mr. Roberts serving as our chief executive officer and president and Mr. Duncan serving as our non-executive chairman since November 2015. Our board of directors believes that the current separation of the roles of chief executive officer and chairman allows Mr. Roberts to focus his time and energy on operating and managing the Company while leveraging the experience and perspectives of Mr. Duncan in helping to set the strategic direction of the Company. The board of directors has determined that the current board leadership structure is the most appropriate at this time, given the specific characteristics and circumstances of the Company.
The board of directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of and communication with our executive officers, as well as the officers and key personnel of our advisor. Some of the relevant processes and other corporate governance practices include:

•
A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates must be approved by a majority of the independent directors. The audit committee is comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

•
Our advisor has a one-year contract, with an annual review by, and renewal subject to the approval of, our board of directors. The fees paid to our advisor must be deemed reasonable, as determined by our independent directors, on an annual basis.

The Board’s Role in Risk Oversight
The board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.
The board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of our Company’s executive officers and our advisor. In particular, the board of directors may determine at any time to terminate the advisor, and must evaluate the performance of the advisor, and re-authorize the advisory agreement, on an annual basis.
In addition, the audit committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. In addition, we have adopted policies and procedures with respect to complaints related to accounting, internal accounting controls or auditing matters, which enables anonymous and confidential submission of complaints that the audit committee shall discuss with management. Further, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.
Code of Business Conduct and Ethics
Our board of directors has adopted a Code of Ethics for Principal Executive Officer and Senior Financial Officers (the “Code of Business Conduct and Ethics”) that is applicable to our principal executive officer, principal financial officer and principal accounting officer. The policy may be located on our website at https://www.colecapital.com/ccpt_iv_reit_overview_corporate_governance by clicking on “Code of Ethics.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Compensation of Directors
Directors who are also officers or employees of the Company, our advisor or their affiliates (Mr. Roberts and, if he is elected, Mr. Rufrano) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Each non-employee director receives compensation for service on the board of directors and any of its committees as provided below:

•	an annual retainer of $75,000;

•	$2,000 for each board meeting attended in person;

•	an additional annual retainer of $15,000 to the chairman of the board of directors and $10,000 to the chairman of the audit committee;

•	$2,000 for each committee meeting attended in person (the audit committee chairperson receives an additional $500 per audit committee meeting for serving in that capacity);

•	$1,500 per board or committee meeting attended by telephone conference;

•	$500 per unanimous written consent reviewed and to which the director responds via electronic submission or other applicable submission; and

•
in the event that there is a meeting of the board of directors and one or more committees on a single day, the fees paid to each director will be limited to $2,500 per day ($3,000 per day for the chairperson of the audit committee, if there is a meeting of that committee).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.
Director Compensation Table
The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total Compensation ($)
Thomas W. Roberts	$—	$—	$—	$—	$—
Lawrence S. Jones	115,500	—	—	—	115,500
T. Patrick Duncan(1)	30,503	—	—	—	30,503
J. Marc Myers (2)	65,856	—	—	—	65,856

(1)	Mr. Duncan was elected as a member of our board of directors in September 2015.
(2)	Mr. Myers resigned as a member of our board of directors in September 2015.
Compensation Committee Interlocks and Insider Participation
The Company does not have a standing compensation committee and we do not separately compensate our executive officers. Therefore, none of our executive officers participated in any deliberations regarding executive compensation.
Mr. Misselbrook, our chief financial officer and treasurer, also serves or served as an executive officer of other externally managed companies sponsored by Cole Capital during the fiscal year ended December 31, 2015. Like us, such companies do not have a standing compensation committee and they do not separately compensate their executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely upon a review of the copies of any such forms furnished to us during and with respect to the fiscal year ended December 31, 2015 or written representations from our executive officers and directors, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2015.
Executive Officers
In addition to Thomas W. Roberts, the following individual currently serves as an executive officer of the Company:
Simon J. Misselbrook, age 38, has served as our chief financial officer and treasurer since September 2014, and previously served as our senior vice president of accounting and principal accounting officer from March 2012 until March 2014 and as our vice president of accounting and principal accounting officer from May 2011 until March 2012. He has also served as chief financial officer and treasurer of CCPT IV Advisors since September 2014. In addition, Mr. Misselbrook also serves or served in the following positions for certain other programs sponsored by Cole Capital and certain affiliates of Cole Capital:

Entity	Position(s)	Dates
Cole Credit Property Trust, Inc.	Senior vice president of accounting and principal accounting officer	March 2012 — May 2014
	Vice president of accounting and principal accounting officer	November 2010 — March 2012
Cole Credit Property Trust II, Inc.	Vice president of accounting and principal accounting officer	November 2010 — March 2012
Cole Real Estate Investments, Inc. (formerly Cole Credit Property Trust III, Inc.)	Senior vice president of accounting and principal accounting officer	March 2012 — February 2014
	Vice president of accounting and principal accounting officer	November 2010 — March 2012
CCPT V Advisors, Cole Income NAV Strategy Advisors	Chief financial officer and treasurer	September 2014 — Present
CCPT V	Chief financial officer and treasurer	September 2014 — Present
	Senior vice president of accounting and principal accounting officer	January 2013 — May 2013
Cole Income NAV Strategy	Chief financial officer and treasurer	March 2015 — Present
	Chief financial officer, treasurer and principal accounting officer	September 2014 — March 2015
	Senior vice president of accounting and principal accounting officer	March 2012 — September 2014
	Vice president of accounting and principal accounting officer	November 2011 — March 2012
Cole Corporate Income Trust, Inc.	Chief financial officer and treasurer Vice president of accounting and principal accounting officer	October 2014 — January 2015 May 2011— March 2012

CCIT II, CCIT II Advisors	Chief financial officer and treasurer	November 2014 — Present
CCIT Advisors	Chief financial officer and treasurer	October 2014 — January 2015
Cole Capital Advisors	Chief financial officer and treasurer – managed REITs	June 2015 — Present
	Chief financial officer and treasurer	December 2014 — June 2015
Cole Capital Partners	Chief financial officer and treasurer	December 2014 — Present

Mr. Misselbrook also serves as chief financial officer and treasurer — managed REITs, Cole Capital, at VEREIT. Mr. Misselbrook has worked in the real estate industry for more than 13 years, nine of which were specific to the REIT industry. Prior to joining Cole Capital and its affiliates in April 2007, he held the position of audit manager at Deloitte in Los Angeles in the real estate group serving multiple clients including the world’s largest commercial real estate services firm, where he was the global engagement manager. Mr. Misselbrook earned his bachelor’s degree in accounting and tax, as well as a master’s degree in accounting science, from the University of South Africa. He is a Certified Public Accountant (licensed in the state of California), a Chartered Accountant (licensed in South Africa) and a member of the American Institute of Certified Public Accountants. He is an active participant in the REIT industry and participates in the Investment Program Association’s Non-Traded REIT Financial Standards Sub-Committee.
Each of our executive officers has stated that there is no arrangement or understanding of any kind between him and any other person relating to his appointment as an executive officer of our Company.
Compensation of Executive Officers
We have no employees. Our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.
Our executive officers are also officers of CCPT IV Advisors, our advisor, and/or its affiliates, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement and dealer manager agreement. We also reimburse CCPT IV Advisors for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our advisor and dealer manager or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
The following table sets forth information as of March 31, 2016 regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors and director nominees, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 312,067,172 shares of common stock outstanding as of March 31, 2016. None of the shares in the following table has been pledged as security.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage
Thomas W. Roberts	37,875	*
Lawrence S. Jones	—	—
T. Patrick Duncan	—	—
Alicia K. Harrison (3)	—	—
Glenn J. Rufrano (4)	—	—
Simon J. Misselbrook	6,310	*
All executive officers and directors as a group (4 persons)	44,185	*

*	Represents less than 1% of the outstanding common stock.
(1)	The address of each beneficial owner listed is c/o Cole Credit Property Trust IV, Inc., 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.
(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following March 31, 2016.

(3)	Independent director nominee.
(4)	Director nominee.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Independent Auditors
The audit committee has engaged Deloitte as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2016. Deloitte has served as our independent registered public accounting firm since our formation in July 2010. Stockholder ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the board of directors is submitting the appointment of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee may reconsider whether or not to retain Deloitte in the future. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company.
Fees
During the year ended December 31, 2015, Deloitte served as our independent registered public accounting firm and provided certain tax and other services. The audit committee reviewed the audit and non-audit services performed by Deloitte, as well as the fees charged by Deloitte for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by Deloitte for the years ended December 31, 2015 and 2014, are set forth in the table below.

	Year Ended December 31,
Type of Service	2015	2014
Audit fees (1)	1,150,625	835,195
Audit-related fees	—	—
Tax fees (2)	132,295	174,700
All other fees	—	—
Total	1,282,920	1,009,895

(1)
Represents fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, audits of acquired properties or businesses, property audits required by loan agreements, and statutory audits for our subsidiaries or affiliates.

(2)
Represents fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

Pre-Approval Policies and Procedures
The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.
All requests for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of the independent auditors. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the audit committee in accordance with this policy, are to be disclosed to the full audit committee at the next regularly scheduled meeting.
All services rendered by Deloitte for the years ended December 31, 2015 and 2014 were pre-approved in accordance with the policies and procedures described above.
A representative of Deloitte is expected to attend the annual meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Deloitte as our independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

AUDIT COMMITTEE REPORT
Our management has the primary responsibility for the Company’s accounting and financial reporting process, including the system of internal control over financial reporting, and the preparation of the Company’s financial statements. Deloitte, the Company’s independent registered public accounting firm, is responsible for performing an audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion as to whether the Company’s consolidated financial statements are fairly presented in all material respects in conformity with accounting principles generally accepted in the United States of America (“GAAP”). In this context, the responsibility of the audit committee is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s consolidated financial statements.
In the performance of its oversight function, the audit committee reviewed and discussed with management and Deloitte the Company’s 2015 audited financial statements, and management and Deloitte represented to the audit committee that such audited financial statements were prepared in accordance with GAAP.
The audit committee also reviewed and discussed with Deloitte the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the PCAOB. In addition, the audit committee received from Deloitte the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the audit committee concerning independence, and discussed with Deloitte its independence.
The audit committee discussed with Deloitte the overall scope and plans for the audit. The audit committee meets periodically with Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.
Based on these reviews and discussions, the audit committee recommended to the board of directors that the 2015 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

The Audit Committee of the Board of Directors: Lawrence S. Jones (Chairman) T. Patrick Duncan

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2015. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair and reasonable to the Company and on terms no less favorable to us than those available from unaffiliated third parties.
Advisory Agreement
We are party to an Advisory Agreement with CCPT IV Advisors whereby CCPT IV Advisors manages our day-to-day operations and identifies and makes investments on our behalf. In return, we pay to CCPT IV Advisors a monthly fee based on our monthly average invested assets (a monthly fee of 0.0625% of our monthly average invested assets if our monthly average invested assets are between $0 and $2 billion; a monthly fee of 0.0583% of our monthly average invested assets if our monthly average invested assets are over $2 billion up to $4 billion; and a monthly fee of 0.0542% of our monthly average invested assets if our monthly average invested assets are over $4 billion). Advisory fees for the year ended December 31, 2015 totaled $32.1 million. We also reimburse CCPT IV Advisors for expenses incurred in connection with the provision of services pursuant to the Advisory Agreement, subject to certain limitations. Such expense reimbursements for the year ended December 31, 2015 totaled $4.1 million.
We also pay to CCPT IV Advisors up to 2.0% of (i) the contract purchase price of each property or asset that we acquire, (ii) the amount paid in respect of the development, construction or improvement of each asset we acquire, (iii) the purchase price of any loan we acquire, and (iv) the principal amount of any loan we originate. Such payments for the year ended December 31, 2015 totaled $12.2 million. In addition, we reimburse CCPT IV Advisors for acquisition expenses incurred in the process of acquiring each property or in the origination or acquisition of a loan. Such expense reimbursements for the year ended December 31, 2015 totaled $1.1 million. Furthermore, we reimburse the expenses incurred by CCPT IV Advisors in connection with its provision of administrative services, including related personnel costs, subject to the limitation that we do not reimburse CCPT IV Advisors for any amount by which the operating expenses (which exclude, among other things, the expenses of raising capital, interest payments, taxes, non-cash items such as depreciation, amortization and bad debt reserves, and acquisition fees and acquisition expenses) at the end of the four preceding fiscal quarters exceed the greater of (i) 2.0% of average invested assets, or (ii) 25.0% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period. Such expense reimbursements for the year ended December 31, 2015 totaled $4.6 million. Additionally, for substantial assistance in connection with the sale of properties, we pay CCPT IV Advisors or its affiliates an amount equal to up to one-half of the brokerage commission paid on the sale of property, not to exceed 1.0% of the contract price of each property sold; provided, however, in no event may the real estate commissions paid to our advisor, its affiliates and unaffiliated third parties exceed the lesser of the customary competitive real estate commission or an amount equal to 6.0% of the contract sales price. No such payments were made during the year ended December 31, 2015.
Additionally, we are required to pay to CCPT IV Advisors performance fees based on a percentage of proceeds or stock value upon our sale of assets or the listing of our common stock on a national securities exchange, but only if, in the case of our sale of assets, our investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return or, in the case of the listing of our common stock, the market value of our common stock plus the distributions paid to our investors exceeds the sum of the total amount of capital raised from investors plus the amount of distributions necessary to generate an 8.0% annual cumulative, non-compounded return to investors. In the event of a sale of our assets, after investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return, then we will pay to CCPT IV Advisors 15.0% of remaining net sale proceeds. Upon listing our common stock on a national securities exchange, we will pay to CCPT IV Advisors a fee equal to 15.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the total amount of capital raised from investors and the amount of distributions necessary to generate an 8.0% annual cumulative, non-compounded return to investors.
CCPT IV Advisors incurred expenses in connection with our organization and our public offering of our common stock. Pursuant to the Advisory Agreement, prior to 2015, we reimbursed CCPT IV Advisors up to 2.0% of our gross offering proceeds with respect to those expenses. During the year ended December 31, 2015, no such reimbursements were paid to CCPT IV Advisors.
Our Advisory Agreement has a term expiring November 30, 2016, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent directors are required to determine, at least annually, that the compensation to CCPT IV Advisors is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that such compensation is within the limits set forth in our charter. Upon termination of the Advisory Agreement, we may be required to pay to CCPT IV Advisors a performance fee similar to the performance fee described above if CCPT IV Advisors would have been entitled to a subordinated performance fee had the portfolio been liquidated (based on an independent appraised value of the portfolio) on the date of termination.
Thomas W. Roberts, our chief executive officer and president and one of our directors, is the chief executive officer and president of CCPT IV Advisors. Simon J. Misselbrook, our chief financial officer and treasurer, is the chief financial officer and treasurer of CCPT IV Advisors.
Dealer Manager Agreement
We are party to a Dealer Manager Agreement with Cole Capital Corporation, the dealer manager in our initial public offering. As of the close of business on April 3, 2014, we terminated our initial public offering. We intend to continue to sell shares of our common stock pursuant to our distribution reinvestment plan pursuant to a registration statement on Form S-3, which was filed with the SEC on December 19, 2013 and automatically became effective with the SEC upon filing. We paid to Cole Capital Corporation 7.0% of the gross offering proceeds from the offering of our securities, except that no selling commissions are paid on shares sold under our distribution reinvestment plan. Cole Capital Corporation reallowed all of the selling commissions to participating broker-dealers. Selling commissions are subject to certain discounts based on the volume of securities sold to individual investors. Cole Capital Corporation also waived the selling commission with respect to shares sold by an investment advisory representative. In addition, Cole Capital Corporation received up to 2.0% of gross proceeds from the offering, before reallowance to participating broker-dealers, as a dealer manager fee. Cole Capital Corporation, in its sole discretion, reallowed all or a portion of its dealer manager fee to such participating broker-dealers as a marketing and due diligence expense reimbursement, based on such factors as the participating broker-dealer’s level of marketing support, level of due diligence review and likelihood of success of its sales efforts, each as compared to those of other participating broker-dealers. We do not pay a dealer manager fee for shares purchased through our distribution reinvestment plan. No commissions or dealer manager fees were paid by us to Cole Capital Corporation during the year ended December 31, 2015.
Certain Conflict Resolution Procedures
In order to reduce or eliminate certain potential conflicts of interest, our charter contains a number of restrictions relating to transactions we may enter into with our advisor and its affiliates and the allocation of investment opportunities among VEREIT and Cole Capital-sponsored programs. Conflict resolution provisions in our charter and in policies regarding the allocation of investment opportunities adopted by the Cole Capital-sponsored programs include, among others, the following:

•
We will not purchase or lease properties from our sponsor, our advisor, any of our directors or any of their respective affiliates, unless a majority of the directors, including a majority of the independent directors, who are not otherwise interested in such transaction determines that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor, unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property from such persons or entities at an amount in excess of its current appraised value as determined by an independent appraiser. In addition, we will not sell or lease a property to our sponsor, our advisor, any of our directors or any of their respective affiliates unless a majority of the directors, including a majority of the independent directors, who are not otherwise interested in such transaction determines that such transaction is fair and reasonable to us and either the sale price is greater than the cost of the property to us, including acquisition-related expenses, or a majority of the independent directors determines that there is substantial justification for any amount below such cost and that such difference is reasonable. In no event will we sell any such property to such persons or entities at an amount less than its current appraised value as determined by an independent appraiser.

•
We will not make any loans to our sponsor, our advisor, any of our directors or any of their respective affiliates, except that we may make or invest in mortgage loans involving our sponsor, our advisor, our directors or their respective affiliates, provided, among other things, that an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved by a majority of our directors, including a majority of our independent directors, who are not otherwise interested in the transaction as fair and reasonable to us and on terms no less favorable to us than those available from unaffiliated third parties. In addition, our sponsor, our advisor, any of our directors and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of our directors, including a majority of the independent directors, who are not otherwise interested in the transaction, as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•
Our advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, our advisor must reimburse us for the amount, if any, by which our total operating expenses, including the advisory fee, paid during the immediately prior four consecutive fiscal quarters exceeded the greater of: (i) 2% of our average invested assets for such period, or (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of our assets, for such period.

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Property acquisitions are allocated among VEREIT and the real estate programs sponsored by Cole Capital pursuant to an asset allocation policy. In the event that an investment opportunity becomes available that may be suitable for both us and VEREIT or one or more other real estate programs sponsored by Cole Capital, and for which more than one of such entities has sufficient uninvested funds, then our advisor and the advisors of the other programs, with oversight by their respective boards of directors, will examine the following factors, among others, in determining the entity for which the investment opportunity is most appropriate:

•	the investment objective of each entity;

•	the anticipated operating cash flows of each entity and the cash requirements of each entity;

•	the effect of the acquisition on diversification of each entity’s investments by type of property, geographic area and tenant concentration;

•	the amount of funds available to each program and the length of time such funds have been available for investment;

•	the policy of each entity relating to leverage of properties;

•	the income tax effects of the purchase to each entity; and

•	the size of the investment.

If, in the judgment of the advisors, the investment opportunity may be equally appropriate for more than one program, then the entity that has had the longest period of time elapse since it was allocated an investment opportunity of a similar size and type (e.g., office, industrial or single-tenant or multi-tenant retail) will first be offered such investment opportunity.

If a subsequent development, such as a delay in the closing of the acquisition or a delay in the construction of a property, causes any such investment, in the opinion of the advisors, to be more appropriate for an entity other than the entity that committed to make the investment, the advisors may determine that VEREIT or another program sponsored by Cole Capital will make the investment. Our board of directors, including the independent directors, oversees the allocation process to ensure that the method used for the allocation of the acquisition of properties among VEREIT and the various programs sponsored by Cole Capital is applied fairly to us.

•
We will not enter into any other transaction with our sponsor, our advisor, any of our directors or any of their affiliates, including the acceptance of goods or services from our sponsor, our advisor, any of our directors or any of their affiliates, unless a majority of our directors, including a majority of the independent directors who are not otherwise interested in the transaction, approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

STOCKHOLDER PROPOSALS
Any proposals by stockholders for inclusion in proxy solicitation material for the 2017 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2017 Annual Meeting of Stockholders, must be received by our secretary, Michael J. Komenda, at our offices no later than December 14, 2016, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2017 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2017 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, Michael J. Komenda, at our offices no earlier than November 14, 2016 and no later than December 14, 2016. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2016 Annual Meeting of Stockholders other than the matters referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.
A copy of the Company’s 2015 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.colecapital.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors
Michael J. Komenda
Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

APPENDIX A
Article IV of the Company’s charter defines an independent director as follows:
Independent Director. The term “Independent Director” shall mean a Director who is not, and within the last two years has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by the prospective Independent Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the prospective Independent Director’s annual gross revenue, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect relationship with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.

COLE CAPITAL®

P.O. Box 55909
Boston, MA 02205-5909

Your Proxy Vote is Important!

Vote by Telephone

Please call us toll free at **1-800-830-3542**, and follow the instructions provided. If you vote by telephone, you do **not** have to return your paper ballot.

Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/colecapital. Follow the on-line instructions. If you vote by internet, you do **not** have to return your paper ballot.

Vote by Mail

Please complete, sign and date this form. Fold and return your entire ballot in the envelope provided.
Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

COLE CREDIT PROPERTY TRUST IV, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 16, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder hereby appoints Simon J. Misselbrook and Michael J. Komenda, each as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cole Credit Property Trust IV, Inc., on behalf and in the name of the undersigned, to attend the Annual Meeting of Stockholders of COLE CREDIT PROPERTY TRUST IV, INC. to be held on June 16, 2016 at 9:00 a.m. local time at the company's offices located at 2325 E. Camelback Road, Phoenix, Arizona 85016, and any adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of Annual Meeting of Stockholders, the proxy statement and the annual report.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed herein. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" all of the nominees for director listed in Proposal 1 and "FOR" Proposal 2. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn or postpone the meeting to provide more time to solicit proxies for any or all of the proposals referenced herein.

Important Notice Regarding the Availability of Proxy Materials for the Cole Credit Property Trust IV, Inc. Annual Meeting of Stockholders to Be Held on June 16, 2016. The Annual Report and Proxy Statement for this meeting are available at: http://www.2voteproxy.com/colecapital.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s) ______________________________

____

Date ______________________________

CCP16- CCPT IV - V5

THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

The Board of Directors recommends that you vote FOR all of the nominees for director in Proposal 1:

Proposal 1. Election of Directors

Nominees:	**FOR**	**AGAINST**	**ABSTAIN**
1a. Thomas W. Roberts	☐	☐	☐
1b. T. Patrick Duncan	☐	☐	☐
1c. Alicia K. Harrison	☐	☐	☐
1d. Lawrence S. Jones	☐	☐	☐
1e. Glenn J. Rufrano	☐	☐	☐

The Board of Directors recommends that you vote FOR the following Proposal 2:	**FOR**	**AGAINST**	**ABSTAIN**
Proposal 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐

NOTE: Other business may come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

CCP16- CCPT IV - V5